UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2015

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 854-8385
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 – Departure of Directors or Certain Officers

On January 16, 2014, Lee E. Mikles submitted his resignation, effective January 31, 2015, as President of FutureFuel Corp. (NYSE: FF) (the “Company”) and all of its subsidiaries. Mr. Mikles’s decision to resign is solely for personal reasons and time considerations and did not involve any disagreement with the Company, the Company’s management or the Board of Directors. Mr. Mikles will remain a member of the Company’s board of directors, but will not be active in the Company’s management.

On January 23, 2014, the Company issued a press release announcing Mr. Mikles’s resignation as President. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

A copy of the press release is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:	/s/ Paul A. Novelly
Paul A. Novelly, Chairman and CEO

Date: January 23, 2014